Exhibit 10.2

FORM OF WARRANT AGREEMENT1

THIS WARRANT AGREEMENT, dated as of June 28, 2024 (as amended, supplemented or otherwise modified from time to time, this “Agreement”), is by and between Eve Holding, Inc., a Delaware corporation (the “Company”), and [●], a [●] corporation (the “Warrantholder”).

WHEREAS, on [●], the Warrantholder or one of its Affiliates (as defined below), EVE UAM, LLC, a limited liability company and wholly-owned subsidiary of the Company (“Eve”), and Embraer S.A., a Brazilian corporation (sociedade anônima), entered into that certain supply agreement, pursuant to which, among other things, subject to the terms and conditions therein set forth, the Warrantholder or one of its Affiliates agreed to supply certain products and services to the Company’s eVTOLs (the “Supply Relationship”);

WHEREAS, on the date hereof, the Warrantholder entered into a subscription agreement (the “Subscription Agreement”) with the Company, pursuant to which, among other things, the Warrantholder agreed to subscribe for and purchase from the Company [●] shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”) for a purchase price per share of Common Stock equal to the arithmetic average of the daily volume-weighted average price per share of the shares of Common Stock on the New York Stock Exchange (“NYSE”) over a period of twenty (20) consecutive trading days ending on the last full trading day prior to June 28, 2024, less a discount of 10% from such arithmetic average, which represents a purchase price per share of Common Stock of $4.00 and an aggregate purchase price of $[●], on the terms and subject to the conditions set forth therein (the “Investment”);

WHEREAS, in connection with the Investment and the Supply Relationship, the Company has, by resolution of its board of directors passed on or around the date hereof, resolved to create, issue and deliver the Warrant (as defined below) to the Warrantholder pursuant to the terms and subject to the conditions set forth herein;

WHEREAS, the Company desires to provide for the form and provisions of the Warrant, the terms and conditions upon which it shall be issued and exercised, and the respective rights, limitation of rights and immunities of the Company and the Warrantholder; and

WHEREAS, all acts and things have been done and performed which are necessary to make the Warrant, when executed by the Company, as provided herein, the legally valid and binding obligation of the Company, and to authorize the execution and delivery of this Agreement.

[1] Bracketed and/or footnoted provisions illustrate certain additional or alternative key provisions that were included in the forms specific to each Subscriber.

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NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

  Definitions and Interpretation.

1.1Definitions. In this Agreement, unless the context otherwise requires, each of the following words and expressions shall have the following meanings:

“Affiliate” means, with respect to any specified Person, any other Person that, directly or indirectly, controls, is controlled by, or is under common control with, such specified Person, whether through one or more intermediaries or otherwise.  The term “control” (including, with correlative meaning, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning set forth in the preamble to this Agreement.

“Alternative Issuance” has the meaning set forth in Section 6.4.

“Airworthiness Authority” means the ANAC – Agência Nacional de Aviação Civil (Civil Aviation Agency of Brazil), EASA – European Aviation Safety Agency, the FAA – Federal Aviation Administration and any successors thereto, or such other airworthiness authority that the Company and the Warrantholder may agree in writing, under which eVTOL will be certified, and any successor thereto.

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York or São Paulo, Brazil are authorized or required by law to close.

“Closing” means the time of consummation of the Investment.

“Commission” has the meaning set forth in Section 8.4(a).

“Common Stock” has the meaning set forth in the recitals to this Agreement.

“Company” has the meaning set forth in the preamble to this Agreement.

“Effectiveness Date” has the meaning set forth in Section 8.4(a).

“Election to Purchase” has the meaning set forth in Section 5.3.

“enforcement action” has the meaning set forth in Section 9.3.

“Eve” has the meaning set forth in the preamble to this Agreement.

“eVTOL” means a passenger or cargo aircraft with hybrid/electric propulsion with vertical take-off and landing capabilities, with maximum range of no more than 200 nautical miles (370.4 kilometers).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Period” has the meaning set forth in Section 5.2.

“Expiration Date” has the meaning set forth in Section 5.2.

“Fair Market Value” has the meaning set forth in Section 6.1.

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“Filing Date” has the meaning set forth in Section 8.4(a).

“foreign action” has the meaning set forth in Section 9.3.

“Investment” has the meaning set forth in the recitals to this Agreement.

“Opt-Out Notice” has the meaning set forth in Section 8.4(d).

“Person” means any individual, firm, corporation, partnership, limited partnership, limited liability company, incorporated or unincorporated association, joint venture, joint stock company, governmental authority or any political subdivision, agency or instrumentality or other entity of any kind.

“Registrable Securities” has the meaning set forth in Section 8.4(a).

“Registration Statement” has the meaning set forth in Section 8.4(a).

“Securities Act” means the Securities Act of 1933, as amended.

“Subscription Agreement” has the meaning set forth in the recitals to this Agreement.

“Suspension Event” has the meaning set forth in Section 8.4(c).

“Type Certification” means the document that grants the airworthiness approval for the Company’s eVTOL, confirming that the Company’s eVTOL design complies with the airworthiness requirements established by the relevant Airworthiness Authority.  For clarity, “Type Certification” includes, but is not limited to, the approval of the type design, the issuance of a production certificate and the issuance of an airworthiness certificate, by the Airworthiness Authority.

“Warrant” means the warrant issued by the Company in accordance with this Agreement and all rights conferred by it, including the subscription rights, in respect of the Warrant Shares.

“Warrant Price” has the meaning set forth in Section 5.1.

“Warrant Register” has the meaning set forth in Section 4.3.1.

“Warrant Shares” means [●] shares of Common Stock.

“Warrantholder” has the meaning set forth in the preamble to this Agreement.

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1.2Interpretation.

1.2.1          Unless the context of this Agreement otherwise requires, (i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms “hereof,” “herein,” “hereby,” “hereto,” “hereunder” and derivative or similar words refer to this entire Agreement; (iv) the terms “Section” or “Exhibit” refer to the specified Section or Exhibit of this Agreement; (v) the word “including” shall mean “including, without limitation”; (vi) the word “or” shall be disjunctive but not exclusive; (vii) reference to any Person includes such Person’s successors and permitted assigns; (viii) reference to any statutes or regulations means such statute or regulation as amended, modified, codified, replaced or re-enacted, in whole or in part, from time to time, including rules, regulations, enforcement procedures and any interpretations promulgated thereunder; and (ix) references to amounts of currency are references to United States Dollars.

1.2.2          Unless the context of this Agreement otherwise requires, (i) references to statutes shall include all regulations promulgated thereunder and references to statutes or regulations shall be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation; and (ii) all the agreements (including this Agreement), documents or instruments herein defined mean such agreements, documents or instruments as the same may from time to time be supplemented or amended or the terms thereof waived or modified to the extent permitted by, and in accordance with, the terms thereof.

1.2.3          Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified. When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded, and if the last day of such period is not a Business Day, the period shall end on the immediately following Business Day.

2. Effectiveness, Conditions and Termination.

2.1               The issuance of the Warrant and the Warrantholder’s right to exercise its rights under this Agreement shall be conditional upon the Closing.

2.2               The Warrant, if and when issued, will be subject to the Company’s bylaws and the Company’s certificate of incorporation and the terms and conditions of this Agreement, which are binding upon the Company and the Warrantholder.  In the event of a conflict between the terms and conditions of this Agreement and the terms and conditions of the Company’s bylaws or certificate of incorporation, this Agreement shall prevail between the Company and the Warrantholder. [One Warrant Agreement included the following: For clarity, without Warrantholder’s consent, no amendments to the Company’s bylaws or the Company’s certificate of incorporation shall limit or adversely affect the Warrantholder’s rights under this Agreement.]

[One Warrant Agreement included the following:

2.3  Issuer shall have obtained the required stockholder approval of the issuance of the Warrant in accordance with the rules and regulations of the NYSE (the “Stockholder Approval”) by vote at a stockholder meeting or by written consent.]

3.                 Issue of the Warrant. Subject to Section 2.1, immediately after the Closing, the Company shall issue the Warrant to the Warrantholder.
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4.Warrant.

4.1Form of Warrant. The Warrant shall be issued in registered form only and, if a physical certificate is issued, shall be in substantially the form of Exhibit A hereto, the provisions of which are incorporated herein and shall be signed by, or bear the facsimile signature of, the Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer, Secretary or other principal officer of the Company. In the event the Person whose facsimile signature has been placed upon the Warrant shall have ceased to serve in the capacity in which such Person signed the Warrant before the Warrant is issued, it may be issued with the same effect as if he or she had not ceased to be such at the date of issuance.

4.2Effect of Countersignature. Unless and until countersigned by the Company pursuant to this Agreement, a Warrant certificate shall be invalid and of no effect and may not be exercised by the Warrantholder.

4.3Registration.

4.3.1Warrant Register. The Company shall maintain books (the “Warrant Register”) for the registration of the original issuance and transfers of the Warrant. Upon the initial issuance of the Warrant, the Company shall issue and register the Warrant in the name of the Warrantholder.

4.3.2Registered Holder. Prior to due presentment for registration of transfer of the Warrant pursuant to Section 7, the Company may deem and treat the Person in whose name the Warrant is registered in the Warrant Register as the absolute owner of the Warrant, for the purpose of any exercise thereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

5.                 Terms and Exercise of Warrant.

5.1Warrant Price. The Warrant shall entitle the Warrantholder, subject to the provisions of the Warrant and this Agreement, to purchase from the Company the number of shares of Common Stock stated therein, at the price of $0.01 per share, subject to the adjustments provided in Section 6 hereof. The term “Warrant Price” as used in this Agreement shall mean the price per share at which shares of Common Stock may be purchased at the time the Warrant is exercised.

5.2Duration of Warrant. The Warrant may be exercised only during the period (the “Exercise Period”) commencing on the tenth (10th) Business Day after the date on which the first Type Certification is obtained, and terminating on the earlier to occur of: (a) at 5:00 p.m., New York City time on the date that is one (1) year after the date on which the first Type Certification is obtained; and (b) the liquidation of the Company (the “Expiration Date”).  If the Warrant is not exercised on or before the Expiration Date, upon written notice by the Company to the Warrantholder of at least five (5) Business Days prior to such Expiration Date, the Warrant shall become void, and all rights thereunder and all rights in respect thereof under this Agreement shall cease at 5:00 p.m. New York City time on the Expiration Date. The Company in its sole discretion may extend the duration of the Warrant by delaying the Expiration Date.

5.3Exercise of Warrant.

5.3.1          Payment. Subject to the provisions of the Warrant and this Agreement, the Warrant may be exercised by the Warrantholder on more than one occasion by delivering to the Company (i) the definitive warrant certificate evidencing the Warrant, (ii) an election to purchase (“Election to Purchase”) shares of Common Stock pursuant to the exercise of the Warrant, properly completed and executed by the Warrantholder on the reverse of the definitive warrant certificate, and (iii) payment in full of the Warrant Price for each full share of Common Stock as to which the Warrant is exercised and any and all applicable taxes due in connection with the exercise of the Warrant, the exchange of the Warrant for the shares of Common Stock and the issuance of such shares of Common Stock in lawful money of the United States, by certified check or bank draft payable to the order of the Company, or by wire transfer of immediately available funds.

5.3.2          Issuance of Shares of Common Stock on Exercise. As soon as practicable after the exercise of the Warrant and the clearance of the funds in payment of the Warrant Price, the Company shall issue to the Warrantholder (or one or more Affiliates of the Warrantholder as directed by the Warrantholder in writing along with the Election to Purchase) a book-entry position or certificate, as applicable, for the number of full shares of Common Stock to which the Warrantholder is entitled, registered in the Warrantholder’s name or names of one or more Affiliates of the Warrantholder as directed by the Warrantholder, and if the Warrant shall not have been exercised in full, a countersigned Warrant for the number of shares of Common Stock as to which the Warrant shall not have been exercised. In no event will the Company be required to net cash settle the Warrant exercise.

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5.3.3          Valid Issuance. The Warrant has been duly authorized and is validly issued. All shares of Common Stock issued upon the proper exercise of the Warrant in conformity with this Agreement shall be validly issued, fully paid and non-assessable, and free and clear of all security interests, claims, liens, equities and other encumbrances (other than restrictions on transfer under applicable securities laws).

5.3.4          Date of Issuance. The Warrantholder or an Affiliate of the Warrantholder in whose name any such certificate for shares of Common Stock is issued shall for all purposes be deemed to have become the holder of record of the shares of Common Stock issued upon exercise of the Warrant on the date on which the Warrant was surrendered and payment of the Warrant Price was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the share transfer books of the Company are closed, such Person shall be deemed to have become the holder of such shares of Common Stock at the close of business on the next succeeding date on which the share transfer books are open.

6.                 Adjustments.

6.1               Stock Dividends.  If after the date hereof, and subject to the provisions of Section 6.6 below, the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock or by a forward or reverse split of shares of Common Stock or other similar event, then, on the effective date of such stock dividend, split or similar event, the number of shares of Common Stock issuable on exercise of the Warrant shall be increased or decreased in proportion to such increase in the outstanding shares of Common Stock. A rights offering to all or substantially all holders of the Common Stock entitling holders to purchase shares of Common Stock at a price less than the “Fair Market Value” shall be deemed a stock dividend of a number of shares of Common Stock equal to the product of (i) the number of shares of Common Stock actually sold in such rights offering (or issuable under any other equity securities sold in such rights offering that are convertible into or exercisable for the Common Stock) multiplied by (ii) one (1) minus the quotient of (x) the price per share of Common Stock paid in such rights offering divided by (y) the Fair Market Value. For purposes of this Section 6.1, (i) if the rights offering is for securities convertible into or exercisable for shares of Common Stock, in determining the price payable for the shares of Common Stock, there shall be taken into account any consideration received for such rights, as well as any additional amount payable upon exercise or conversion and (ii) “Fair Market Value” means the volume weighted average price of the Common Stock as reported during the ten (10) trading day period ending on the trading day prior to the first date on which the shares of Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive such rights.

6.2               Aggregation of Shares. If after the date hereof, and subject to the provisions of Section 6.6 hereof, the number of outstanding shares of Common Stock is decreased by a consolidation, combination, reverse stock split or reclassification of shares of Common Stock or other similar event, then, on the effective date of such consolidation, combination, reverse stock split, reclassification or similar event, the number of shares of Common Stock issuable on exercise of the Warrant shall be decreased in proportion to such decrease in outstanding shares of Common Stock.

6.3               Adjustments in Warrant Price.  Whenever the number of shares of Common Stock purchasable upon the exercise of the Warrant is adjusted, as provided in Section 6.1 or 6.2 above, the Warrant Price shall be adjusted (to the nearest cent) by multiplying the Warrant Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of the Warrant immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

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6.4               Replacement of Securities upon Reorganization, etc. In case of any reclassification or reorganization of the outstanding shares of Common Stock (other than a change under Section 6.1 or 6.2 hereof or that solely affects the par value of such shares of Common Stock), or in the case of any merger or consolidation of the Company with or into another entity or conversion of the Company as another entity (other than a consolidation or merger in which the Company is the continuing corporation (and is not a subsidiary of another entity whose stockholders did not own all or substantially all of the Common Stock in substantially the same proportions immediately before such transaction) and that does not result in any reclassification or reorganization of the outstanding shares of Common Stock), or in the case of any sale or conveyance to another entity of the assets or other property of the Company as an entirety or substantially as an entirety in connection with which the Company is dissolved, the holder of the Warrant shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the Warrant and in lieu of the shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that the holder of the Warrant would have received if the holder had exercised its Warrant immediately prior to such event (the “Alternative Issuance”); provided, however, that if the holders of the Common Stock were entitled to exercise a right of election as to the kind or amount of securities, cash or other assets receivable upon such consolidation or merger, then the kind and amount of securities, cash or other assets constituting the Alternative Issuance for which each Warrant shall become exercisable shall be deemed to be the weighted average of the kind and amount received per share by the holders of the Common Stock in such consolidation or merger that affirmatively make such election.

6.5               Notices of Changes in Warrant. Upon the occurrence of any event specified in Sections 6.1, 6.2, 6.3 6.4 or 6.8, the Company shall give written notice of the occurrence of such event to the holder of the Warrant, at the last address set forth for the holder in the Warrant Register, of the record date or the effective date of the event. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such event.

6.6               No Fractional Shares. Notwithstanding any provision contained in this Agreement to the contrary, the Company shall not issue fractional shares of Common Stock upon the exercise of the Warrant. If, by reason of any adjustment made pursuant to this Section 6, the holder of the Warrant would be entitled, upon the exercise of the Warrant, to receive a fractional interest in a share, the Company shall, upon such exercise, round up to the nearest whole number the number of shares of Common Stock to be issued to the Warrantholder.

6.7               Form of Warrant. The form of the Warrant need not be changed because of any adjustment pursuant to this Section 6, and the Warrant issued after such adjustment may state the same Warrant Price and the same number of shares of Common Stock as is stated in the Warrant initially issued pursuant to this Agreement; provided, however, that the Company may at any time in its sole discretion make any change in the form of the Warrant that the Company may deem appropriate to give effect to such adjustments and that does not affect the substance thereof or this Agreement (including any rights or obligations of the Warrantholder under this Agreement), and the Warrant thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant or otherwise, may be in the form as so changed.

6.8               Other Events. In case any event shall occur affecting the Company as to which none of the provisions of the preceding subsections of this Section 6 are strictly applicable, but which would require an adjustment to the terms of the Warrant in order to (i) avoid an adverse impact on the Warrant and (ii) effectuate the intent and purpose of this Section 6, then, in each such case, the Company shall appoint a firm of independent public accountants, investment banking or other appraisal firm of recognized national standing, which shall give its opinion as to whether or not any adjustment to the rights represented by the Warrant is necessary to effectuate the intent and purpose of this Section 6 and, if they determine that an adjustment is necessary, the terms of such adjustment. The Company shall adjust the terms of the Warrant in a manner that is consistent with any adjustment recommended in such opinion.

7.                 Transfer of Warrant.  The Warrantholder may not sell, assign, transfer, pledge or dispose of any portion of the Warrant without the prior written consent of the Company, provided that the Warrantholder may sell, assign, transfer, pledge or dispose of any portion of the Warrant to an Affiliate of the Warrantholder without the prior written consent of the Company; provided, further, that such Affiliate must enter into a written agreement with the Company agreeing to be bound by the transfer and other restrictions contained in this Agreement.

8.                 Other Provisions Relating to the Rights of the Holder of the Warrant.

8.1No Rights as Stockholder. The Warrant does not entitle the Warrantholder to any of the rights of a stockholder of the Company prior to the exercise hereof as set forth in Section 5.3, including, without limitation, the right to receive dividends, or other distributions, exercise any preemptive rights to vote or to consent or to receive notice as a stockholder in respect of the meetings of stockholders or the election of directors of the Company or any other matter, except as expressly set forth in Section 6.

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8.2Lost, Stolen, Mutilated, or Destroyed Warrant. If the Warrant is lost, stolen, mutilated, or destroyed, the Company may on such terms as to indemnity or otherwise as they may in their discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination, tenor, and date as the Warrant so lost, stolen, mutilated, or destroyed. Any such new Warrant shall constitute a substitute contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated, or destroyed Warrant shall be at any time enforceable by anyone.

8.3Reservation of Common Stock. The Company shall at all times reserve and keep available a number of its authorized but unissued shares of Common Stock that shall be sufficient to permit the exercise in full of the outstanding Warrant issued pursuant to this Agreement.

8.4Registration Rights.

(a)The Warrantholder agrees that, as soon as practicable, but in no event later than ninety (90) calendar days after the first day of the Exercise Period of the Warrant (the “Filing Date”), the Company will file with the U.S. Securities and Exchange Commission (the “Commission”) (at the Company’s sole cost and expense) a registration statement registering the resale of the Warrant Shares issuable upon exercise of the Warrant (the “Registration Statement”), and the Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the ninetieth (90th) calendar day (if the Commission notifies the Company that it will “review” such Registration Statement) following the first day of the Exercise Period and (ii) the tenth (10th) Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review (the “Effectiveness Date”); provided, however, that if the Commission is closed for operations due to a government shutdown, the Effectiveness Date shall be extended by the same amount of days that the Commission remains closed for operations; provided, further, that the Company’s obligations to include the Warrant Shares in the Registration Statement are contingent upon the Warrantholder furnishing in writing to the Company such information regarding the Warrantholder, the securities of the Company held by the Warrantholder, the intended method of disposition of the Warrant Shares (which shall be limited to non-underwritten public offerings) and such other information as shall be reasonably requested by the Company to effect the registration of the Warrant Shares, and the Warrantholder shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling stockholder in similar situations, including providing that the Company shall be entitled to postpone and suspend the effectiveness or use of any Registration Statement during any customary blackout or similar period or as permitted hereunder; provided that Warrantholder shall not in connection with the foregoing be required to execute any lock-up or similar agreement or otherwise be subject to any contractual restriction on the ability to transfer the Warrant Shares. Any failure by the Company to file the Registration Statement by the Filing Date or to effect the Registration Statement by the Effectiveness Date shall not otherwise relieve the Company of its obligations to file or effect the Registration Statement as set forth above in this Section 8.4. The Company will provide a draft of the Registration Statement to the Warrantholder at least two (2) Business Days in advance of filing the Registration Statement or any amendments or supplements thereto, and will reasonably promptly advise the Subscriber when the Registration Statement has been declared effective by the SEC. In no event shall the Warrantholder be identified as a statutory underwriter in the Registration Statement unless requested by the Commission; provided, however, that, if the Commission requests that the Warrantholder be identified as a statutory underwriter in the Registration Statement, the Warrantholder will have an opportunity to withdraw the Warrant Shares from the Registration Statement. Notwithstanding the foregoing, if the Commission prevents the Company from including any or all of the Warrant Shares proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Warrant Shares by the Warrantholder or otherwise, such Registration Statement shall register for resale such number of Warrant Shares which is equal to the maximum number of Warrant Shares as is permitted by the Commission. In such event, the number of shares of Common Stock to be registered for the Warrantholder or other holders of shares of Common Stock named in such Registration Statement shall be reduced pro rata among all such holders. In the event the Company amends the Registration Statement in accordance with the foregoing, the Company will use its commercially reasonable efforts to promptly file with the Commission one or more registration statements to register the resale of those Registrable Securities (as defined below) that were not registered on the initial Registration Statement, as so amended and to cause such amendment or Registration Statement to become effective as promptly as practicable. The Company will, at its own expense, use its commercially reasonable efforts to maintain the continuous effectiveness of the Registration Statement until all applicable securities cease to be Registrable Securities or such shorter period upon which each holder of Registrable Securities included in the Registration Statement have notified the Company that such Registrable Securities have actually been sold. The Company will provide all customary and commercially reasonable cooperation necessary to (i) enable the Warrantholder to resell the Warrant Shares pursuant to the Registration Statement or Rule 144, as applicable, (ii) qualify the Warrant Shares for listing on the primary stock exchange on which the Company’s Common Stock are then listed, (iii) update or amend the Registration Statement as necessary to include applicable Registrable Securities and (iv) provide customary notice to holders of Registrable Securities. “Registrable Securities” shall mean, as of any date of determination, with respect to the Registration Statement, the Warrant Shares and any other equity security of the Company issued or issuable with respect to the Warrant Shares registered for resale under the Registration Statement by way of share split, dividend, distribution, recapitalization, merger, exchange, replacement or similar event or otherwise. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities with respect to the Registration Statement at the earliest of: (A) when the Warrantholder ceases to hold any Registrable Securities registered for resale under the Registration Statement; (B) the date all Registrable Securities held by the Warrantholder registered for resale under the Registration Statement may be sold without restriction under Rule 144, including, without limitation, any volume and manner of sale restrictions which may be applicable to affiliates under Rule 144, and without the requirement for the Company to be in compliance with the current public information required under Rule 144, (C) when such securities shall have ceased to be outstanding or (D) three (3) years from the date of effectiveness of the Registration Statement.

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(b)In the case of the registration, qualification, exemption or compliance effected by the Company pursuant to this Agreement, the Company shall, upon reasonable request, inform the Warrantholder as to the status of such registration, qualification, exemption and compliance. At its expense the Company shall:

(i)except for such times as the Company is permitted hereunder to suspend the use of the prospectus forming part of the Registration Statement, use its commercially reasonable efforts to keep such registration, and any qualification, exemption or compliance under state securities laws which the Company determines to obtain, continuously effective with respect to the Warrantholder, and to keep the Registration Statement or any subsequent shelf registration statement free of any material misstatements or omissions, for as long as the Warrantholder continues to hold applicable Registrable Securities;

(ii) advise the Warrantholder, as promptly as practicable but in any event, within three (3) Business Days:

(1)when the Registration Statement or any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

(2)after it shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose;

(3)of the receipt by the Company of any notification with respect to the suspension of the qualification of any Warrant Shares included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(4)subject to the provisions in this Agreement, of the occurrence of any event that requires the making of any changes in the Registration Statement or prospectus included therein so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (and in the case of a prospectus, in the light of the circumstances under which they were made) not misleading.

              Notwithstanding anything to the contrary set forth herein, the Company shall not, when so advising the Warrantholder of such events, provide the Warrantholder with any material, nonpublic information regarding the Company other than to the extent that providing notice to the Warrantholder of the occurrence of the events listed in (1) through (4) above may constitute material, nonpublic information regarding the Company;

(iii) use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement as soon as reasonably practicable;

(iv) upon the occurrence of any event contemplated in Section 8.4(b)(ii)(4), except for such times as the Company is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of the Registration Statement, the Company shall use its commercially reasonable efforts to, as soon as reasonably practicable, prepare a post-effective amendment to the Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Warrant Shares included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(v) use its commercially reasonable efforts to cause all Warrant Shares to be listed on the primary securities exchange or market, if any, on which the Common Stock issued by the Company have been listed;

(vi) allow the Warrantholder to review disclosure specifically regarding the Warrantholder in the Registration Statement on reasonable advance notice; and

(vii) use its commercially reasonable efforts to take all other steps reasonably necessary to effect the registration of the Warrant Shares pursuant to this Section 8.4.

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(c)Notwithstanding anything to the contrary in this Agreement, the Company shall be entitled to delay the filing or postpone the effectiveness of the Registration Statement, and from time to time to require the Warrantholder not to sell under the Registration Statement or to suspend the effectiveness thereof, if it determines that in order for the Registration Statement not to contain a material misstatement or omission, (x) an amendment thereto would be needed to include information that would at that time not otherwise be required in a current, quarterly, or annual report under the Exchange Act, (y) the negotiation or consummation of a transaction by the Company or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event, the Company’s board of directors reasonably believes would require additional disclosure by the Company in the Registration Statement of material information that the Company has a bona fide business purpose or legal obligations for keeping confidential and the non-disclosure of which in the Registration Statement would be expected, in the reasonable determination of the Company’s board of directors, to cause the Registration Statement to fail to comply with applicable disclosure requirements or (z) in the good faith judgment of the majority of the members of the Company’s board of directors, upon the advice of legal counsel, such filing or effectiveness or use of the Registration Statement, would be seriously detrimental to the Company and the majority of the members of the Company’s board of directors concludes as a result that it is essential to defer such filing (each such circumstance, a “Suspension Event”); provided, however, that the Company may not delay or suspend the Registration Statement on more than two (2) occasions or for more than sixty (60) consecutive calendar days, or more than ninety (90) total calendar days, in each case during any twelve (12)-month period. Upon receipt of any written notice from the Company of the happening of any Suspension Event during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, the Warrantholder agrees that (i) it will immediately discontinue offers and sales of the Warrant Shares under the Registration Statement (excluding, for the avoidance of doubt, sales conducted pursuant to Rule 144) until the Warrantholder receives copies of a supplemental or amended prospectus (which the Company agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Company that it may resume such offers and sales, and (ii) it will maintain the confidentiality of any information included in such written notice delivered by the Company unless otherwise required by law or subpoena. If so directed by the Company, the Warrantholder will deliver to the Company or, in the Warrantholder’s sole discretion destroy, all copies of the prospectus covering the Warrant Shares in the Warrantholder’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Warrant Shares shall not apply (i) to the extent the Warrantholder is required to retain a copy of such prospectus (a) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (b) in accordance with a bona fide pre-existing document retention policy or (ii) to copies stored electronically on archival servers as a result of automatic data back-up.

(d)The Warrantholder may deliver written notice (an “Opt-Out Notice”) to the Company requesting that the Warrantholder not receive notices from the Company otherwise required by this Section 8.4; provided, however, that the Warrantholder may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from the Warrantholder (unless subsequently revoked), (i) the Company shall not deliver any such notices to the Warrantholder and the Warrantholder shall no longer be entitled to the rights associated with any such notice and (ii) each time prior to the Warrantholder’s intended use of an effective Registration Statement, the Warrantholder will notify the Company in writing at least two (2) Business Days in advance of such intended use, and if a notice of a Suspension Event was previously delivered (or would have been delivered but for the provisions of this Section 8.4(d)) and the related suspension period remains in effect, the Company will so notify the Warrantholder, within one (1) Business Day of the Warrantholder’s notification to the Company, by delivering to the Warrantholder a copy of such previous notice of Suspension Event, and thereafter will provide the Warrantholder with the related notice of the conclusion of such Suspension Event promptly following its availability.

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(e)Indemnification.

(i)     The Company shall, notwithstanding the termination of this Agreement, indemnify and hold harmless, to the extent permitted by law, the Warrantholder, its directors, officers, employees, Affiliates, agents, and each Person who controls the Warrantholder (within the meaning of Section 15 of the Securities Act or the Exchange Act) and the officers, directors and employees of each such controlling Person from and against any and all losses, claims, damages, liabilities, costs and expenses (including, without limitation, any reasonable and documented attorneys’ fees and expenses incurred in connection with defending or investigating any such action or claim) (collectively, “Losses”) that arise out of, are based upon, or are caused by any untrue statement of material fact contained in the Registration Statement (or incorporated by reference therein), prospectus included in the Registration Statement (“Prospectus”) or preliminary Prospectus or any amendment thereof or supplement thereto or document incorporated by reference therein or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading, except to the extent that such untrue statements, omissions or alleged omissions are caused by or contained in any information furnished in writing to the Company by or on behalf of the Warrantholder expressly for use therein. The Company shall notify the Warrantholder promptly of the institution, threat or assertion (to the Company’s knowledge) of any proceeding arising from or in connection with the Registration Statement; provided, however, that the indemnification contained in this Section 8.4(e)(i) shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), nor shall the Company be liable for any Losses to the extent they arise out of or are based upon a violation which occurs (A) in connection with any failure of such Person to deliver or cause to be delivered a Prospectus made available by the Company in a timely manner or (B) in connection with any offers or sales effected by or on behalf of the Warrantholder in violation of this Agreement.

(ii)     In connection with any Registration Statement in which the Warrantholder is participating, the Warrantholder agrees to indemnify and hold harmless, to the extent permitted by law, the Company, its directors, officers, agents, employees and Affiliates and each Person who controls the Company (within the meaning of Section 15 of the Securities Act) and the officers, directors and employees of each such controlling Person against any Losses, resulting from, arising out of or that are based upon any untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or omission was made (or not made in the case of an omission) in reliance on, and in conformity with, any information or affidavit so furnished in writing by or on behalf of the Warrantholder expressly for use therein; provided, however, that in no event shall the liability of the Warrantholder be greater in amount than the dollar amount of the net proceeds received by the Warrantholder from the sale of the Warrant Shares pursuant to the Registration Statement giving rise to such indemnification obligation and provided further that the indemnification contained in this Section 8.4(e)(ii) shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of the Warrantholder (which consent shall not be unreasonably withheld, conditioned or delayed).

(iii)     Any Person entitled to indemnification herein shall (1) give prompt written notice to the indemnifying party of any third party claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (2) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel (together with one firm of local counsel (in each jurisdiction)) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of legal counsel to any indemnified party a conflict of interest exists between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the written consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement includes a statement or admission of fault and culpability on the part of such indemnified party, or does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

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(iv)     The indemnification provided under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, employee, agent, Affiliate or controlling Person of such indemnified party and shall survive the transfer of the Warrant Shares.

(v)     If the indemnification provided under this Section 8.4(e) from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any Losses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue statement of a material fact or omission or alleged omission to state a material fact, was made by (or not made by, in the case of an omission), or relates to information supplied by (or not supplied by, in the case of an omission), such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in Section 8.4(e)(i), Section 8.4(e)(ii) and Section 8.4(e)(iii), any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 8.4(e)(v) from any Person who was not guilty of such fraudulent misrepresentation.  Any contribution pursuant to this Section 8.4(e)(v) by any seller of Acquired Shares shall be limited in amount to the amount of net proceeds received by such seller from the sale of such Acquired Shares pursuant to the Registration Statement.

(f)The Company will use its commercially reasonable efforts to (i) at the reasonable request of the Warrantholder, deliver all of the necessary documentation to cause the transfer agent to the Company to remove all restrictive legends from any Registrable Securities being sold under the Registration Statement or pursuant to Rule 144 at the time of sale of such Registrable Securities, or that may be sold by the Warrantholder without restriction under Rule 144, including without limitation, any volume, information and manner of sale restrictions, and (ii) deliver or cause its legal counsel to deliver to the transfer agent to the Company the necessary legal opinions or instruction letters required by the transfer agent to the Company, if any, in connection with the instruction under clause (i), in each case in the case of clauses (i) and (ii), upon the receipt of the Warrantholder’s representation letter and such other customary supporting documentation as requested by (and in a form reasonably acceptable to) the Company and its counsel. The Warrantholder agrees to disclose its beneficial ownership, as determined in accordance with Rule 13d-3 of the Exchange Act, of Registrable Securities to the Company (or its successor) upon reasonable request to assist the Company in making the determination described above.

9.                 Miscellaneous Provisions.

9.1Successors and Assigns. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrantholder shall bind and inure to the benefit of their respective successors and permitted assigns. The Warrantholder shall not assign this Agreement or any part hereof without the prior written consent of the Company and any such transfer without the Company’s prior written consent shall be void; provided that the Warrantholder may assign or otherwise transfer the benefit of all or any of its obligations under this Agreement, or any benefit arising under or out of this Agreement, to an Affiliate of the Warrantholder without the prior written consent of the Company; provided, further, that such Affiliate must enter into a written agreement with the Company agreeing to be bound by the transfer and other restrictions contained in this Agreement.

9.2Notices. Any notice, statement or demand authorized by this Agreement shall be sufficiently given when so delivered if by hand or overnight delivery or if sent by certified mail or private courier service within five (5) days after deposit of such notice, postage prepaid, addressed, as follows:

If to the Company:

Eve Holding, Inc.
1400 General Aviation Drive

Melbourne, Florida 32935
Attention: Simone Galvao De Oliveira, General Counsel and Chief Compliance Officer

Email: simone.oliveira@eveairmobility.com

              If to the Warrantholder:

[●]

[With a copy (which shall not constitute notice) to:

[●]

[Attention: [●]]

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9.3Applicable Law and Exclusive Forum. The validity, interpretation, and performance of this Agreement and of the Warrant shall be governed in all respects by the laws of the State of Delaware, without giving effect to conflict of laws that would otherwise require the application of the law of any other state or jurisdiction. The Company hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall be brought and enforced in the court of Chancery of the State of Delaware (or to the extent such court does not have subject matter jurisdiction, the Superior Court of the State of Delaware), or the federal courts of the United States of America located in the State of Delaware, and irrevocably submits to such jurisdiction, which jurisdiction shall be the exclusive forum for any such action, proceeding or claim. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Any such process or summons to be served upon the Warrantholder (or any of its Affiliates), the Company or the warrant agent may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 9.2 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the party receiving such service in any action, proceeding or claim.

Any Person purchasing or otherwise acquiring any interest in the Warrant shall be deemed to have notice of and to have consented to the forum provisions in this Section 9.3. If any action, the subject matter of which is within the scope of the forum provisions above, is filed in a court other than a court located within the State of Delaware or the federal courts of the United States of America located in the State of Delaware (a “foreign action”) in the name of any warrant holder, such warrant holder shall be deemed to have consented to: (x) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce the forum provisions (an “enforcement action”), and (y) having service of process made upon such warrant holder in any such enforcement action by service upon such warrant holder’s counsel in the foreign action as agent for such warrant holder.

9.4Persons Having Rights under this Agreement. Nothing in this Agreement shall be construed to confer upon, or give to, any Person other than the parties hereto and permitted assigns, any right, remedy, or claim under or by reason of this Agreement or of any covenant, condition, stipulation, promise, or agreement hereof. All covenants, conditions, stipulations, promises and agreements contained in this Agreement shall be for the sole and exclusive benefit of the parties hereto and their successors and permitted assigns.

9.5Counterparts. This Agreement may be executed in any number of original or facsimile counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

9.6Entire Agreement. This Agreement constitutes the entire agreement between the parties to this Agreement relating to the transactions contemplated hereby and thereby and supersede any other agreements, whether written or oral, that may have been made or entered into by or among any of the parties hereto or any of their respective subsidiaries relating to the transactions contemplated hereby and thereby.

9.7Effect of Headings. The section headings herein are for convenience only and are not part of this Agreement and shall not affect the interpretation thereof.

9.8Amendments. This Agreement may be amended, supplemented or modified by the Company without the consent of the Warrantholder for the purpose of curing any ambiguity or to correct any defective provision or mistake contained herein. All other modifications or amendments, including any modification or amendment to increase the Warrant Price or shorten the Exercise Period, shall require the written consent of the Warrantholder. Notwithstanding the foregoing, the Company may lower the Warrant Price or extend the duration of the Exercise Period pursuant to Sections 5.1 and 5.2, respectively, without the consent of the Warrantholder.

9.9Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

[●]

By:
Name:
Title:

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EVE HOLDING, INC.

By:
	Name:	Johann Bordais
	Title:	Chief Executive Officer

By:
	Name:	Eduardo Couto
	Title:	Chief Financial Officer

[Signature Page to Warrant Agreement]

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Exhibit A

FORM OF WARRANT CERTIFICATE

[FACE]

Number [______]

WARRANT

THIS WARRANT SHALL BE VOID IF NOT EXERCISED PRIOR TO

THE EXPIRATION OF THE EXERCISE PERIOD PROVIDED FOR

IN THE WARRANT AGREEMENT DESCRIBED BELOW

EVE HOLDING, INC.

Incorporated Under the Laws of the State of Delaware

CUSIP [             ]

Warrant Certificate

THIS WARRANT CERTIFICATE (“Warrant Certificate”) CERTIFIES THAT [________], or registered assigns, is the registered holder of the warrant evidenced hereby (the “Warrant”) to purchase shares of common stock, $0.001 par value per share (“Common Stock”), of Eve Holding, Inc., a Delaware corporation (the “Company”). The Warrant entitles the holder, upon exercise during the period set forth in the Warrant Agreement referred to below, to receive from the Company that number of fully paid and non-assessable shares of Common Stock as set forth below, at the exercise price (the “Warrant Price”) as determined pursuant to the Warrant Agreement, payable in lawful money of the United States of America upon surrender of this Warrant Certificate and payment of the Warrant Price at the office or agency of the Company referred to below, subject to the conditions set forth herein and in the Warrant Agreement. Capitalized terms used but not defined in this Warrant Certificate shall have the respective meanings given to them in the Warrant Agreement.

The Warrant is initially exercisable for [●] fully paid and non-assessable shares Common Stock. No fractional shares shall be issued upon exercise of the Warrant. If, upon the exercise of the Warrant, a holder would be entitled to receive a fractional interest in a share of Common Stock, the Company shall, upon exercise, round up to the nearest whole number the number of shares of Common Stock to be issued to the holder of the Warrant. The number of shares of Common Stock issuable upon exercise of the Warrant is subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

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The initial Warrant Price per share of Common Stock for the Warrant is equal to $0.01 per share. The Warrant Price is subject to adjustment upon the occurrence of certain events, as set forth in the Warrant Agreement.

Subject to the conditions set forth in the Warrant Agreement, the Warrant may be exercised only during the Exercise Period and to the extent not exercised by the end of such Exercise Period, the Warrant shall become void. Reference is hereby made to the provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Warrant Certificate shall not be valid unless countersigned by the Company.

This Warrant Certificate shall be governed by, and construed in accordance with, the internal laws of the State of Delaware.

EVE HOLDING, INC.
By:
	Name:	Johann Bordais
	Title:	Chief Executive Officer

By:
	Name:	Eduardo Couto
	Title:	Chief Financial Officer

[●]

By:
Name:
Title:

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FORM OF WARRANT CERTIFICATE

[Reverse]

The Warrant evidenced by this Warrant Certificate is part of a duly authorized issue of Warrant entitling the holder on exercise to receive shares of Common Stock issued or to be issued pursuant to a Warrant Agreement, dated as of June 28, 2024 (as amended, supplemented or otherwise modified from time to time, the “Warrant Agreement”), duly executed and delivered by the Company and [•], a [•] company (the “Warrantholder”), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the Warrantholder. Capitalized terms used but not defined in this Warrant Certificate shall have the respective meanings given to them in the Warrant Agreement.

The Warrant may be exercised at any time during the Exercise Period set forth in the Warrant Agreement. The holder of the Warrant evidenced by this Warrant Certificate may exercise it by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon properly completed and executed, together with payment of the Warrant Price as specified in the Warrant Agreement at the principal corporate trust office of the warrant agent.

The Warrant Agreement provides, that upon the occurrence of certain events, the number of shares of Common Stock issuable upon exercise of the Warrant set forth on the face hereof may, subject to certain conditions, be adjusted. If, upon exercise of the Warrant, the holder thereof would be entitled to receive a fractional interest in a share of Common Stock, the Company shall, upon exercise, round up to the nearest whole number of shares of Common Stock to be issued to the holder of the Warrant.

This Warrant Certificate, when surrendered at the principal corporate trust office of the Company by the Warrantholder in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate of like tenor evidencing the Warrant.

The Company and the warrant agent may deem and treat the Warrantholder as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof and any distribution to the holder hereof and for all other purposes, and the Company shall not be affected by any notice to the contrary. Neither the Warrant nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

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Election to Purchase

(To Be Executed Upon Exercise of Warrant)

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive [             ] shares of Common Stock and herewith tenders payment for such shares of Common Stock to the order of Eve Holding, Inc. (the “Company”) in the amount of $[             ] in accordance with the terms hereof. The undersigned requests that a certificate for such shares of Common Stock be registered in its own name and that such shares of Common Stock be delivered to it, whose address is [                   ]. If said number of shares of Common Stock is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares of Common Stock be registered in its own name and that such Warrant Certificate be delivered to it.

[Signature Page Follows]

Date: , 20
[●]

(Address)

(Tax Identification Number)

Signature Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (OR ANY SUCCESSOR RULE)).

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